                                                                   EXHIBIT 13.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Elscint Limited (the "Company")
on Form 20-F for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Uri Levin, Chief
Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a)
or 15(d) of the Securities  Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

         Date: June 30, 2003

                                       By: /s/ Uri Levin
                                           --------------------------
                                       Name: Uri Levin
                                       Title: Chief Financial Officer
                                       (Principal Financial Officer)

         A signed original of this written statement required by Section 906 has been provided to Elscint Limited and will be retained by Elscint Limited and furnished to the Securities and Exchange Commission or its staff upon request.